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                                                                   EXHIBIT 10.49

FIFTH AMENDMENT TO CREDIT AGREEMENT

         This Fifth Amendment to Credit Agreement is entered into as of the 12th day of April, 2004, and is executed in connection with that certain Credit Agreement effective as of April 23, 2003 (as the same has been and may further be amended, restated, modified or supplemented from time to time, the "Credit Agreement") among Torch Offshore, Inc. ("Borrower") and the Lenders, including Regions Bank in its capacity as a Lender and as Agent for the Lenders.

         WHEREAS, Borrower and the Lenders desire to amend the Credit Agreement.

         NOW THEREFORE, for good and adequate consideration the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

         1. As used herein, capitalized terms not defined herein shall have the meanings attributed to them in the Credit Agreement. The definition of "Consolidated Current Ratio" in Section 1.1 of the Credit Agreement is hereby amended and restated to read as follows:

         Consolidated Current Ratio shall mean:

         (a) For each fiscal quarter ending on or prior to March 31, 2005, as of any date for which it is being determined, the ratio of
                  (a) current assets of Borrower and its Subsidiaries as of such date, as determined on a consolidated basis in accordance with GAAP, to (b) current liabilities of Borrower and its Subsidiaries as of such date, as determined on a consolidated basis in accordance with GAAP but excluding from current liabilities the current portion of long term debt; provided that, for purposes of determining the Consolidated Current Ratio, (v) during the Line of Credit Period, the principal amount of the Line of Credit Loans and the Tranche 2 Line of Credit Loans outstanding on such date shall be classified as a long term liability, (w) any portion of the deposit described in subparagraph (g) of the definition of "Permitted Liens" outstanding on such date will be classified as a current asset, (x) the tax allowance of $1,329,563.00 plus or minus the additional deferred tax asset generated or utilized based upon 2004 operating results will be classified as a current asset to the extent that such allowance remains on the books of Borrower and its Subsidiaries as of such date, and (y) until December 31, 2004, the receivable due from Newfield Exploration Company of $1,347,904.00 on the books of Borrower and its Subsidiaries as of December 31, 2003, will be classified as a current asset to the extent that, as of such date (of determination), such receivable remains on the books of Borrower and its Subsidiaries and Borrower and its Subsidiaries have a reasonable chance of collecting same; and

         (b) For each fiscal quarter ending after March 31, 2005, as of any date for which its is being determined, the ratio of (a) current assets of Borrower and its Subsidiaries as of such date, as determined on a consolidated basis in accordance with GAAP, to (b) current liabilities of Borrower and its Subsidiaries as of such date, as determined on a consolidated basis in accordance with GAAP.

         2. In connection with the foregoing and only in connection with the foregoing, the Credit Agreement is hereby amended, but in all other respects all of the terms, conditions and provisions of the Credit Agreement remain unaffected. All security agreements, financing statements, mortgages, pledges, deeds, continuing guaranties and other security documents in favor of Agent, for the benefit of the Secured Parties, shall remain in full force and effect.

         3. Except as may be specifically set forth herein, this Fifth Amendment to Credit Agreement shall not constitute a waiver of any Default(s) under the Credit Agreement or any documents executed in connection therewith, all rights and remedies of the Lenders being preserved and maintained.

         4. This Fifth Amendment to Credit Agreement may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.



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         IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

                                        TORCH OFFSHORE, INC.


                                        By:
                                                 -------------------------------
                                                 Robert E. Fulton
                                                 Its Chief Financial Officer
                                                 401 Whitney Avenue, Suite 400
                                                 Gretna, Louisiana 70056
                                                 Telecopy number: (504) 367-7075

                                        REGIONS BANK

                                        By:
                                                 -------------------------------
                                                 Jorge E. Goris
                                                 Its Senior Vice President
                                                 301 St. Charles Avenue
                                                 New Orleans, LA 70130
                                                 Telecopier: (504) 584-2165

                                        EXPORT DEVELOPMENT CANADA


                                        By:
                                                 -------------------------------
                                                 Peter G. Johnston
                                                 Financial Services Manager

                                        By:
                                                 -------------------------------
                                                 Colleen Lalonde
                                                 Financial Services Manager
                                                 151 O'Connor
                                                 Ottawa, Canada K1A1K3
                                                 (Telecopier: (613) 598-2504


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